BancAnalysts Association of Boston Conference November 3, 2016 Exhibit 99.1

2 This presentation contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Forward-looking statements may be identified by words such as “outlook,” “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “targets,” “estimates,” “will,” “should,” “may” or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated; retaining existing partners and attracting new partners, concentration of our revenue in a small number of Retail Card partners, promotion and support of our products by our partners, and financial performance of our partners; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to securitize our loans, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loans, and lower payment rates on our securitized loans; our ability to grow our deposits in the future; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk, the sufficiency of our allowance for loan losses and the accuracy of the assumptions or estimates used in preparing our financial statements; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of strategic investments; reductions in interchange fees; fraudulent activity; cyber-attacks or other security breaches; failure of third parties to provide various services that are important to our operations; our transition to a replacement third-party vendor to manage the technology platform for our online retail deposits; disruptions in the operations of our computer systems and data centers; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; damage to our reputation; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and state sales tax rules and regulations; a material indemnification obligation to GE under the tax sharing and separation agreement with GE if we cause the split-off from GE or certain preliminary transactions to fail to qualify for tax-free treatment or in the case of certain significant transfers of our stock following the split-off; obligations associated with being an independent public company; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the impact of the Consumer Financial Protection Bureau’s regulation of our business; changes to our methods of offering our CareCredit products; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit Synchrony Bank’s ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this presentation and in our public filings, including in Synchrony Financial’s (the “Company”) Quarterly Report on Form 10-Q for our most recently completed fiscal quarter and under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed on February 25, 2016. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Non-GAAP Measures We present certain capital ratios. Our Basel III Tier 1 common ratio, calculated on a fully phased-in basis, is a preliminary estimate reflecting management’s interpretation of the final Basel III capital rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance. This ratio is not currently required by regulators to be disclosed, and therefore is considered a non-GAAP measure. We believe this capital ratio is a useful measure to investors because it is widely used by analysts and regulators to assess the capital position of financial services companies, although this ratio may not be comparable to similarly titled measures reported by other companies. The reconciliation of our Basel III Tier 1 common ratio, calculated on a fully phased-in basis, to the comparable GAAP component at September 30, 2016 is included at the end of this presentation in “Appendix-Non-GAAP Reconciliations.” We also present a measure we refer to as “tangible common equity” in this presentation. Tangible common equity itself is not a measure presented in accordance with GAAP. We believe tangible common equity is a more meaningful measure to investors of the net asset value of the Company. The reconciliation of tangible common equity, to total equity reported in accordance with GAAP is included at the end of this presentation in “Appendix-Non-GAAP Reconciliations.” We refer to “managed-basis” as presenting certain loan performance measures as if loans sold by us to our securitization trusts were never sold and derecognized in our GAAP financial statements. We believe it is useful to consider these performance measures on a managed-basis for 2009 when comparing to similar GAAP measures in later years since we serviced the securitized and owned loans, and related accounts, in the same manner without regard to ownership of the loans. The reconciliation of the managed-basis loan performance measures in this presentation to the comparable GAAP measures for the twelve months ended December 31, 2009 is included at the end of this presentation in “Appendix-Non-GAAP Reconciliations.” Disclaimers

Business Overview

Partner-Centric Business with Leading Sales Platforms

	Retail Card	Payment Solutions	CareCredit
	Private label credit cards, Dual Cards™ & small business credit products for large retailers	Promotional financing for major consumer purchases, offering private label credit cards & installment loans	Promotional financing to consumers for elective healthcare procedures & services
Interest and Fees on Loans[(a)]	$10,583	$1,891	$1,783
Loan Receivables[(b)]	$48.0	$14.8	$7.8

(a) For period 4Q15 through 3Q16, $ in millions.
(b) $ in billions, as of September 30, 2016.

synchrony FINANCIAL
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5 Customized Products Credit Products Retailer only acceptance Accepted at network locations Deposit Products Retailer and private network acceptance Accepted at provider network locations Private Label Dual CardTM Affinity to retailer, provides customized benefits & features Big-ticket focus, offering promotional financing options Retail Card Private Label Private Label • Dental • Vision • Cosmetic • Veterinary • Cash back, discounts • Credit events & promotions • Reward/best customer programs • Home • Furniture • Electronics • Luxury • Power sports Payment Solutions CareCredit Fast-growing online bank Deposits FDIC-insured products Robust product suite Synchrony Bank • Certificates of Deposit • Money Market Accounts • Savings Accounts • IRA Money Market Accounts • IRA Certificates of Deposit

6 Long-Standing Partnerships (a) Existing partners as of September 30, 2016 and also reflects the launch of Google Store program on October 4, 2016. (b) Excludes certain credit card portfolios that were sold, have not been renewed, or expire in 2016 which represent 1% of our total Retail Card interest and fees on loans for the year ended December 31, 2015. 4% 0.3% 19% Partners 15% 21% 2019 2018 2017 2021 1 3 2 2 2020 41% 2022+ 5 12 Length of Major Partner Relationships (Years) (a) Last Renewal 37 2014 22 2014 20 2014 18 2014 17 2013 16 2013 12 2015 9 2015 96% 2019+ Contractual Expiration (a) % of 2015 Retail Card Interest and Fees on Loans (b)

7 Expansive Opportunity (a) (a) Source: Nilson. U.S. Credit Card Receivables $48 $52 $57 $61 $68 2011 2012 2013 2014 2015 $ in billions • Majority of growth is organic • Targeted marketing programs, digital capabilities, and value propositions helped drive organic growth Strong Receivables Growth $807 $810 $834 $873 $908 2011 2012 2013 2014 2015 +3% CAGR +9% CAGR • Synchrony comprises ~7% of credit card receivables Significantly Outpacing Industry Growth $ in billions Synchrony Total Loan Receivables

8 1.6% 2.3% 3.1% 0.2% 6.7% 3.8% 11.6% 2.5% 8.2% 5.6% 9.8% 11.2% Mass Electronics Healthcare Apparel/Dept. Home Furniture $542 $283 $232 $213 $219 $83 2012-2015 Market Growth Rate 2012-2015 Synchrony Financial Purchase Volume Growth Rate 2015 Market Size ($ in billions) • Over 80 years of retail heritage • Significant scale across platforms • Robust data capture enables more customized offers • Analytics and data insights help drive growth • Joint executive management of programs—1,000+ SYF FTEs dedicated to drive partner sales • Collaboration with partners ensures sales teams are aligned with program goals • Economic benefits and incentives align goals and drive profitable program growth Deep Integration Drives 2-3x Market Growth Rate Sources for market data: Kantar Retail (2015 Mass & Apparel/Dept. market projections); IBIS World Research Group; CareCredit industry research; Joint Centers for Housing Studies, Harvard University; Consumer Electronics Association.

9 (a) Retail Card consumer excluding oil and gas clients, growth rates over same quarter of the prior year. Strong Online Sales Growth Innovative Digital Capabilities Online Sales Growth Rate(a) • Significant experience with online retailers • Online sales growth outpacing U.S. average Online Sales Growth Rate Online Sales Penetration Expanding Digital Capabilities • Investing in enhanced user experience • Mobile applications deliver customized features including rewards, retail offers and alerts Wallet-Agnostic Strategy—Offering Choice to Retail Partners and Consumers Benefits to Synchrony Financial and Our Customers • Preserving unique benefits and value propositions • Synchrony Financial continuing to capture valuable customer data on our network • Developing proprietary solutions like Digital Card • Developed mobile platform that can be rapidly integrated across retailers and wallets 18% 20% 23% 18% 21% 26% 10% 15% 20% 25% 30% 3Q14 3Q15 3Q16

10 $9.2 $11.0 $13.0 $15.7 $18.3 $19.7 $21.3 $24.4 $27.6 $29.7 $32.5 $34.1 $36.2 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16  Competitive rates and superior service afforded by low cost structure of online bank  Opportunity to further leverage synergies with cardholder base  Evaluating new product offerings - checking, debit, bill payment, small business deposit accounts  Enhance Synchrony Bank Perks program Strong direct deposit growth $ in billions Fast-Growing Online Bank

Robust Data and Analytics Capabilities

12 Proprietary Closed-Loop Network Advantages Customer Merchant Acquirer Network Issuer General Purpose Card and Co-Branded Cards Synchrony Financial Closed Loop Network for PLCC and Dual CardTM Citi Capital One Chase Date Merch. Channel Brand Cat./SKU $ 10/2/16 Department Store Partner In- Store DKNY Women’s Shoes 468XUTY $83.44 10/9/16 Department Store Partner Mobile Coach Women’s Handbags 229HHREO $212.17 Date Merch. Channel Brand Cat./SKU $ 10/2/16 Department Store Partner $83.44 10/9/16 Department Store Partner $212.17 Enables Valuable Data Capture and Eliminates Interchange Fees • Limited data can be collected by the card issuer when a General Purpose Credit Card or traditional co-branded card is used • When Synchrony Financial Private Label Credit Cards or Dual CardsTM are used in-store, the transaction runs on our network • Valuable incremental data capture occurs on transactions that run over the Synchrony Financial closed loop network - Brand or category - SKU-level data - Channel: in-store, online, or mobile • No interchange fees when Synchrony Financial Private Label Credit Cards or Dual CardsTM are used over our network *illustrative data

13 Prior After Launch Analytics at Synchrony Financial • Generic Offers • Mass Marketing • Portfolio Level Analytics SKU/Category Level Coverage Evolution of Analytics <50% Present and Future Past >70% 2014 2016 • Provides the ability to analyze significantly more data than general purpose credit cards • Ability to analyze SKU, category and other important data has greatly expanded • Customized Offers • 1-on-1 Marketing • Customer/Channel/Store Level Analytics • Customer 360° View • 170+ Dedicated Analytics Professionals • Big Data Platform

Using Data and Analytics to Develop Effective Value Propositions

New Value Proposition Helping to Drive Strong Sales Growth

Partner A Example

- Joint team from Partner A and Synchrony generated multiple new value proposition ideas for Dual Card™
- Analytics played a key role in providing facts to substantiate new ideas and established foundational insights on:
  - Customer Experience
  - Customer Research
  - Partner Retail Sales View
  - Competitiveness vs. the Marketplace
- Generated projections with multiple scenarios for launch and measured post-launch outcomes

Dual Card™ Total Sales (a)


+ 44%
Prior
After Launch

Strong Growth in Sales and Accounts Continues One Year After Launch

Partner B Example

- Partner B wanted to broaden the reach of their credit card value propositions
- Analytics provided data insights, test design and performance analysis that helped develop current offers
  - Sales dynamic across different types of purchases
  - Incremental sales and margin impact
  - Methodology and design for in-store testing
  - Tracking adoption from exiting and new customers

New Accounts (b)


+ 32%
Prior
After Launch

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(a) Dual Card™ Total Sales for Partner A. After Launch represents the 6 months post value proposition launch; Prior represents the same period one year prior to the value proposition launch.

(b) New Credit Card Accounts for Partner B. After Launch represents the 6 months post value proposition launch; Prior represents the same period one year prior to the value proposition launch.

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15 Channel Contribution Data Analytics Driving Actionable Insights • Understand performance and opportunity by region • Optimize field sales investment to maximize sales • Sales and profitability trends by: - Product category - Region - Customer segment - Coupon issuance, redemption • Ability to identify over/underperforming markets Deep Portfolio and Campaign Insights Field Sales Optimization *illustrative data *illustrative data

Performance & Strategic Priorities

17 • Added several new partners, renewed existing relationships, and launched new programs • Online sales increased 26% year-over-year outpacing U.S. online sales growth(d) • Announced initial capital plan of $0.13 quarterly dividend and $952MM in share repurchases 2016 Accomplishments Financial Highlights Business Highlights • Exceeded growth outlook(a)  Robust receivables growth of 11% exceeded outlook of 7-9%  Program sales growth has outperformed retailers’ sales growth by 2-3x • Delivered strong financial results(b)  Return on assets of 2.7%, within outlook range of 2.5%-3.0%  Net interest margin of 15.9% exceeded outlook of ~15.5%  Efficiency ratio of 31% compared to outlook of <34% (revised outlook of around 32%) • Strengthened balance sheet(c)  Capital and liquidity levels well above peers - CET1 Ratio, fully phased-in basis: 17.9% - Liquid assets % of total assets: 18.8%  Strong deposit growth—increased $9.3B, or 23%, now 71% of funding (a) SYF growth is 3Q16 vs. 3Q15. Outlook provided in January 22, 2016 earnings presentation. (b) SYF financial results are 3Q16 YTD. Outlook provided in January 22, 2016 earnings presentation, revised efficiency ratio outlook provided October 21, 2016. (c) SYF capital and liquidity ratios as of 3Q16 and deposit growth 3Q16 vs. 3Q15. (d) SYF growth is for consumer accounts. Source for U.S. data is the U.S Census Bureau, Monthly & Annual Trade Report, Quarterly E-Commerce Report, Retail Indicators Branch, U.S. Census Bureau - the growth is based on most current data available (3Q16 vs. 3Q15). Note: Synchrony Financial does not affirm guidance during the year and is not doing so in this presentation.

Peer Comparison: 3Q16

Significant Growth	Strong Margins	Strong Balance Sheet

Purchase Volume Growth[(a)]


11.8%
8.2%
1.0%
(14.8)%
COF
SYF
DFS
AXP

Risk-Adjusted Yield[(b)]


17.2%
11.0%
10.4%
8.8%(b)
SYF
COF
DFS
AXP

CET1 Ratio[(c)]


17.9%
13.8%
13.1%
10.5%
SYF
DFS
AXP
COF

Loan Receivables Growth[(d)]


11.2%
10.7%
4.2%
(14.0)%
SYF
COF
DFS
AXP

Efficiency Ratio[(a)]


30.6%
38.9%
45.7%
69.3%
SYF
DFS
COF
AXP

Liquidity % of Assets[(e)]


19.7%
19.4%
17.4%
14.7%
AXP
SYF
DFS
COF

(a) Segment data for AXP-U.S Consumer Services and COF-Domestic Card. Other data-total company level.
(b) SYF yield calculated as loan receivable yield less net charge-off rate. AXP yield calculated as total card member loan yield less net charge-off rate on card member loans (ex-HFS). Other peer information calculated as credit card yield less net charge-off rate on credit cards.
(c) CET1 ratios are on an estimated, fully phased-in basis. See non-GAAP reconciliation in appendix.
(d) Segment data for AXP-U.S Consumer Services (ex-HFS), COF-Domestic Card, and DFS-Credit Card. SYF-total company level.
(e) For AXP, DFS, and SYF calculated as: (cash and cash equivalents + investment securities) / total assets. COF calculated as: (cash and cash equivalents + AFS securities) / total assets.

Sources: Company filings and SNL.
Purchase volume and loan receivables growth are 3Q16 vs. 3Q15.

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19 1% 22% 38% 39% 19% 15% 12% 9% 8% 8% 7% 7% 20% 19% 19% 20% 20% 20% 20% 20% 28% 30% 31% 35% 37% 37% 37% 38% 33% 36% 38% 36% 35% 35% 36% 35% • Synchrony Financial controls underwriting and credit line decisions • Focus on stronger underwriting has led to higher quality portfolio - 73% of loan receivables have FICO > 660 Stronger Portfolio Consumer FICO (a) (a) Based on most recent FICO scores available for our customers in each period, weighted by balance, as a % of period-end receivables. If FICO score was not available credit bureau based scores were mapped to a FICO equivalent. If neither score was available, the account was excluded. 601-660 2008 3Q16 ≤ 600 ≤ 600 601-660 661-720 721+ At origination Disciplined Underwriting FICO, consumer accounts opened since beginning of 2010 Focus on Higher Quality Asset Base 3Q15 3Q14 3Q13 3Q12 3Q11 3Q10 661-720 721+

20 Net Charge-Off Ratio Risk-Adjusted Yield (a) Peers include: AXP US Card Services, BAC US Credit Card, C Citi- Branded Cards North America, COF Domestic Card, DFS Credit Card, JPM Credit Card, and WFC Consumer Credit Card. SYF – total company level. (b) Peers include: AXP US Card Services, BAC US Credit Card, C Citi- Branded Cards North America, COF Domestic Card, DFS Credit Card, and WFC Consumer Credit Card. SYF – total company level. SYF yield calculated as loan receivable yield less net charge-off rate. Peer information calculated as credit card yield less net charge-off rate on credit cards. Citi-Branded Card yield calculated as average quarterly yield less net charge-off rate on credit cards (average quarterly net charge-off rate for 2015). (c) Data on a managed-basis for 2009. See non-GAAP reconciliation in appendix. (a,c) (b,c) • Net charge-off performance was generally consistent with general purpose card issuers during the financial crisis • Risk-adjusted yield outperformed general purpose card issuers by >700 bps through the financial crisis • Risk-adjusted yield outperformance has improved post-crisis to over 800 bps Delivered Strong Risk-Adjusted Returns Historical Net Charge-Offs & Risk-Adjusted Yield Sources: Company filings. Risk-adjusted yield involved calculations by SYF based upon company filings. 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 2009 2010 2011 2012 2013 2014 2015 Ne t C h a rg e -o ff Ra ti o SYF Bank Card Average 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 2009 2010 2011 2012 2013 2014 2015 Ris k -A d jus ted Y ie ld SYF Bank Card Average

21 100% 50% 50% 1.5% 2.5% Total Program Return Shared Components Illustrative Examples Program Revenue • Interest Income • Fee Income • Interchange Fees Program Expenses • Interest Expense • Provision for Loan Losses • Loyalty Expense • Operating Expenses SYF Share of Return Retailer Share of Return 2.75% 1.25% 4.0% Total Program Return Allocation Provides a countercyclical buffer in stressed environments: 2015 RSAs were 4.4% of average loan receivables 2009 RSAs were 1.6% of average loan receivables(a) 100% 50% 50% 1.5% 1.0% Total Program Return 2.00% 0.50% 2.5% N orma l Lo w e r P rogr a m P e rf o rm a nc e Operating Environment Program Return (a) Loan receivables on a managed-basis in 2009. See non-GAAP reconciliation in appendix. Retailer Share Arrangements (RSA) SYF – 69% of Program Return SYF – 80% of Program Return

22 Diverse Funding Sources and Strong Liquidity Deposits Securitized Debt Unsecured Debt 3Q16 Long-term target 11% 71% 18% 15%-20% 60%-70% 15%-20% Diverse Funding Sources % of liabilities excluding non-debt liabilities Strong Liquidity Profile $ in billions $23.5 Liquid assets Undrawn Credit Facilities $7.1 $16.4  Substantial liquidity: $23.5 billion as of 3Q16, including undrawn credit facilities  Diverse and stable funding sources  Fast-growing direct deposit platform to support growth  Positioned slightly asset sensitive 3Q16

23 Strong Position Relative to Peers Strong Capital Profile Peers include AXP, DFS, and COF. (a) CET1 ratios are on an estimated, fully phased-in basis. See non-GAAP reconciliation in appendix. (b) Subject to board and regulatory approval. Sources: Company filings and SNL. 2.7% 2.6% SYF Peer Average ROA – 3Q16 YTD 17.9% 12.5% SYF Peer Average CET1 Ratio – 3Q16 (a) • Current level of capital well above peers • Generating solid relative earnings power • Significant capital return opportunity over the long-term(b) Capital Deployment Priorities 1. Organic growth 2. Program acquisitions 3. Dividends 4. Share buybacks 5. M&A opportunities

Capital Deployment


Capital Payout Distribution (LTM)(a)
Dividends
Buybacks
Growth(b)
115%
52%
43%(c)
20%(c)
130%
25%
83%
22%
Synchrony Financial Pro Forma
Peers(d)

- Favorable capital distribution profile, factoring in growth
- Opportunity to enhance components of capital return

(a) Data as of 2Q16, capturing the last twelve months of capital returns relative to earnings.
(b) Allocation for growth is calculated by applying 2Q15 CET1 Ratios (fully phased-in basis) to loan receivables growth over the past twelve months.
(c) SYF Pro Forma is for illustrative purposes only. Data is as of 2Q16 and also incorporates the 7/7/16 capital plan announcement of $0.13/share quarterly dividend and $952MM buyback over four quarters through 2Q17.
(d) Peers include AXP, COF, and DFS.

Sources: Company filings and SNL.

synchrony FINANCIAL

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25 Strategic Priorities Grow our business through our three sales platforms Position business for long-term growth Operate with a strong balance sheet and financial profile Leverage strong capital position Expand robust data, analytics and digital capabilities • Grow existing retailer penetration • Continue to innovate and provide robust cardholder value propositions • Add new partners and programs with attractive risk and return profiles • Accelerate capabilities: marketing, analytics and loyalty • Continue to leverage SKU level data and invest in CRM to differentiate marketing capabilities • Deliver leading capabilities across digital and mobile technologies • Explore opportunities to expand the core business (e.g., grow small business platform) • Continue to grow Synchrony Bank — enhance offerings to increase loyalty, diversify funding and drive profitability • Maintain strong capital and liquidity • Deliver earnings growth at attractive returns • Organic growth, program acquisitions, and start-up opportunities • Continue capital plan execution through dividends and share repurchase program, subject to Board and regulatory approvals • Invest in capability-enhancing technologies and businesses

Appendix

27 Non-GAAP Reconciliation The following table sets forth a reconciliation of each component of our capital ratios to the comparable GAAP component at September 30, 2016. COMMON EQUITY MEASURES GAAP Total common equity .................................................................................................... Less: Goodwill ............................................................................................................... Less: Intangible assets, net ............................................................................................. Tangible common equity ........................................................................................................ Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss) ................................................................ Basel III – Common equity Tier 1 (fully phased-in) ............................................................ Adjustments related to capital components during transition ........................................ Basel III – Common equity Tier 1 (transition) ................................................................... Risk-weighted assets – Basel III (fully phased-in) .............................................................. Risk-weighted assets – Basel III (transition) ....................................................................... $13,981 (949) (733) $12,299 299 $12,598 273 $12,871 $70,448 $70,660 $ in millions at September 30, 2016

28 Non-GAAP Reconciliation The following table sets forth a reconciliation between GAAP results and non-GAAP managed-basis results for 2009. Net charge-offs as a % of average loan receivables, including held for sale: GAAP 11.3% Securitization adjustments (0.6)% Managed-basis 10.7% Interest and fees on loans as a % of average loan receivables, including held for sale: GAAP 19.7% Securitization adjustments 0.8% Managed-basis 20.5% Retailer share arrangements as a % of average loan receivables, including held for sale: GAAP 3.4% Securitization adjustments (1.8)% Managed-basis 1.6% Risk-adjusted yield(a): GAAP 8.4% Securitization adjustments 1.4% Managed-basis 9.8% Twelve months ended December 31, 2009 (a) Risk-adjusted yield is equal to interest and fees on loans as a % of average loan receivables less net charge-offs as a % of average loan receivables.